UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21750

Kayne Anderson Energy Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2015

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2015 is attached below.

Energy Total Return Fund

KYE Semi-Annual Report

May 31, 2015

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the Energy Sector, which focuses on securities of Energy Companies, with the majority of our investments in equity securities of Master Limited Partnerships, MLP Affiliates, Marine Transportation Companies, Midstream Companies, Other Energy Companies and upstream Income Trusts. Please see the Glossary of Key Terms on page 42 for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of May 31, 2015, we had total assets of $1.4 billion, net assets applicable to our common stock of $952 million (net asset value of $26.40 per share), and 36.1 million shares of common stock outstanding. As of May 31, 2015, we held $1.3 billion in equity investments and $144 million in debt investments.

Recent Events

On July 23, 2015, Kayne Anderson Capital Advisors, L.P. (the managing member of our investment adviser) and Ares Management, L.P. entered into a definitive merger agreement to create Ares Kayne Management, L.P. The transaction is expected to close on or around January 1, 2016, subject to customary regulatory approvals and other closing conditions. See Note 14 — Subsequent Events.

Results of Operations — For the Three Months Ended May 31, 2015

Investment Income.    Investment income totaled $11.6 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $16.3 million of dividends and distributions, of which $8.3 million was treated as a return of capital and $0.06 was treated as distributions in excess of cost basis. Interest income and other income was $3.7 million. During the second quarter, the Arc Logistics Partners LP private investment in public equity (“PIPE investment”) closed, resulting in a reduction to other income of $0.07 million and a corresponding unrealized gain related to the commitment fee earned on the transaction. We also received $2.7 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $9.0 million, including $4.4 million of investment management fees, $2.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.1 million), $0.3 million of other operating expenses and $1.7 million of preferred stock distributions (including non-cash amortization of offering costs of $0.1 million).

Net Investment Income.    Our net investment income totaled $2.6 million.

Net Realized Losses.    We had a net realized loss of $5.1 million. The net realized loss included $7.2 million of losses from our investments, $2.0 million of gains from option activity and $0.01 million of loss from foreign currency transactions.

Net Change in Unrealized Gains.    We had a net increase in unrealized gains of $4.4 million. The net change consisted of a $3.0 million increase to our unrealized gains on investments and $1.4 million increase from option activity.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $1.9 million. This increase was comprised of net investment income of $2.6 million, a net realized loss of $5.1 million and a net increase in unrealized gains of $4.4 million, as noted above.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, generally funded by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment or structuring fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2015
Distributions and Other Income from Investments
Dividends and Distributions(1)	$16.3
Paid-In-Kind Dividends(1)	2.7
Interest Income and Other Income	3.8
Net Premiums Received from Call Options Written	2.4

Total Distributions and Other Income from Investments	25.2
Expenses
Investment Management Fee	(4.4)
Other Expenses	(0.3)
Interest Expense	(2.5)
Preferred Stock Distributions	(1.6)

Net Distributable Income (NDI)	$16.4

Weighted Shares Outstanding	36.1
NDI per Weighted Share Outstanding	$0.455

Adjusted NDI per Weighted Share Outstanding(2)	$0.461

Distributions paid per Common Share(3)	$0.485

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI includes $0.2 million of consideration that we received in the Access Midstream Partners, L.P./Williams Partners L.P. and Energy Transfer Partners, L.P./Regency Energy Partners LP transactions, which represents the portion of the merger consideration that was intended to offset lower distributions ($0.9 million of total consideration amortized over a four-quarter period). Please see below for a discussion of recent merger activity and its impact on our NDI and Adjusted NDI.

(3)	The distribution of $0.485 per share for the second quarter of fiscal 2015 was paid on July 10, 2015.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

There has been an extraordinary amount of merger activity in the MLP sector over the last year, and these mergers have generally been accomplished by the acquisition of the higher-yielding entity by the lower-yielding entity. Recent examples of transactions of this kind include: Kinder Morgan, Inc.’s acquisition of its subsidiary MLPs (Kinder Morgan Energy Partners, L.P. and El Paso Pipeline Partners, L.P.) in November 2014; Access Midstream Partners, L.P.’s acquisition of Williams Partners L.P. in February 2015 (the combined entity was renamed Williams Partners L.P.); and Energy Transfer Partners, L.P.’s acquisition of Regency Energy Partners LP in April 2015. In addition, there have been three other transactions that have been announced but have not closed: Crestwood Equity Partners LP’s acquisition of Crestwood Midstream Partners LP; The Williams Companies, Inc.’s acquisition of Williams Partners L.P.; and MPLX LP’s acquisition of MarkWest Energy Partners, L.P.

These mergers have had an impact on us in two ways. First, in certain cases, the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing. Given that this portion of the merger consideration was to help offset lower distributions, we believe it to be appropriate to include these amounts in Adjusted NDI, and this merger consideration was one of the factors that the Board of Directors considered in determining the quarterly distribution. Secondly, the resulting NDI, even after giving effect to the adjustments described above, is often lower as a result of these mergers. However, we believe that the resulting merged entities will generally have higher distribution growth rates, and more stable cash flows. While our NDI is lower as a result of these transactions, we expect NDI growth to offset this decline in the next several quarters.

Over the past few years, we have elected to distribute less than our Adjusted NDI, in part, to provide some flexibility to distribute more than our Adjusted NDI due to circumstances beyond our control that we believe to be temporary in nature. For example, while our distribution for the fiscal second quarter was below Adjusted NDI, the aggregate Adjusted NDI over the preceding 12 quarters was $0.9 million or $0.03 per share higher than the distributions over that time period.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI includes the value of paid-in-kind dividends, and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred shares (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At May 31, 2015, we had total leverage outstanding of $461 million, which represented 32% of total assets and was comprised of $260 million of Notes, $120 million of MRP Shares, $31 million outstanding under our unsecured revolving credit facility (the “Credit Facility”) and $50 million outstanding under our unsecured revolving term loan (the “Term Loan”). As of July 27, 2015, we had no borrowings under our Credit Facility, $6 million borrowed under our Term Loan and $0.8 million of cash.

Our Credit Facility has total commitments of $100 million and matures on March 4, 2016. The interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Our Term Loan has a total commitment of $50 million. The initial term of the Term Loan extends through June 13, 2017, at which time we have the option to convert any borrowings outstanding at the time into a one-year term loan. The interest rate on outstanding loan balances may vary between LIBOR plus 1.30% and LIBOR plus 1.75%, depending on our asset coverage ratios. We pay a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the Term Loan. Borrowings under the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.30% based on our current asset coverage ratios. The Term Loan is repayable at par at any time.

We had $260 million of Notes outstanding at May 31, 2015. The Notes mature between 2016 and 2025. As of May 31, 2015, we had $120 million of MRP Shares outstanding, that are subject to mandatory redemption in 2017 and 2018.

At May 31, 2015, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 414% for debt and 307% for total leverage (debt plus preferred stock). We currently target an asset coverage ratio with respect to our debt of 410%, but at times we may be above or below our target depending upon market conditions.

As of May 31, 2015, our total leverage consisted of both fixed rate (76%) and floating rate (24%) obligations. As of such date, the weighted average interest/dividend rate on our total leverage was 3.61%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category(1)

May 31, 2015	November 30, 2014

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of
Holding	Sector(1)	May 31, 2015	November 30, 2014
1. Kinder Morgan, Inc.	Midstream Company	11.3%	17.5%
2. Enbridge Energy Management, L.L.C.	MLP Affiliate	10.9	12.9
3. Energy Transfer Partners, L.P.(2)	Midstream MLP	4.3	4.5
4. The Williams Companies, Inc.(3)	Midstream Company	4.1	3.0
5. Capital Product Partners L.P.	Marine	3.4	3.0
6. Plains GP Holdings, L.P.	Midstream Company	3.3	1.9
7. Golar LNG Partners LP	Marine	3.3	4.3
8. Teekay Offshore Partners L.P.	Marine	3.1	2.4
9. Plains All American Pipeline, L.P.	Midstream MLP	2.2	3.0
10. Targa Resources Corp.	Midstream Company	2.1	0.3

(1)	See Glossary of Key Terms for definitions.

(2)	On April 30, 2015, Energy Transfer Partners, L.P. (“ETP”) completed its merger with Regency Energy Partners LP (“RGP”). As of November 30, 2014, our investments in ETP and RGP represented 4.5% of long-term investments on a combined basis.

(3)	On May 13, 2015, The Williams Companies, Inc. (“WMB”) announced the acquisition of Williams Partners L.P. (“WPZ”). Subsequent to this announcement, WMB received an unsolicited acquisition proposal that was conditioned upon the termination of the agreement between WPZ and WMB. On June 21, 2015, WMB announced that it is exploring a range of strategic alternatives. As a result, closing of WMB’s acquisition of WPZ is not certain. At May 31, 2015, we owned $8.4 million of WPZ, representing 0.6% of long-term investments.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 147.7%
Equity Investments(1) — 132.6%
United States — 123.6%
Midstream Company — 38.7%
Kinder Morgan, Inc.	3,823	$158,598
NiSource Inc.(2)	332	15,673
ONEOK, Inc.(2)	635	26,621
Plains GP Holdings, L.P.(3)(4)	1,673	46,789
SemGroup Corporation(2)	100	7,870
Spectra Energy Corp.	145	5,103
Tallgrass Energy GP, LP(4)(5)	269	8,621
Targa Resources Corp.(2)	316	29,086
The Williams Companies, Inc.(2)(6)	1,129	57,688
VTTI Energy Partners LP(4)	478	12,368

		368,417

MLP(7)(8) — 34.3%
Alliance Holdings GP, L.P.	27	1,303
Antero Midstream Partners LP	162	4,626
Arc Logistics Partners LP	80	1,459
Arc Logistics Partners LP — Unregistered(9)	402	6,931
Buckeye Partners, L.P.	187	14,462
Columbia Pipeline Partners LP	84	2,278
Crestwood Midstream Partners LP(10)	681	9,140
CSI Compressco LP	22	440
DCP Midstream Partners, LP	515	19,470
Energy Transfer Equity, L.P.	130	8,920
Energy Transfer Partners, L.P.(11)	1,072	60,283
EnLink Midstream Partners, LP	423	10,508
Enterprise Products Partners L.P.(11)	768	24,894
EQT Midstream Partners, LP	26	2,184
EV Energy Partners, L.P.	158	2,234
Exterran Partners, L.P.	393	10,168
Global Partners LP	273	11,377
Holly Energy Partners, L.P.	66	2,235
MarkWest Energy Partners, L.P.(3)(12)	210	13,559
Midcoast Energy Partners, L.P.	78	944
Mid-Con Energy Partners, LP	432	2,487
ONEOK Partners, L.P.(2)	417	16,269
PBF Logistics LP	65	1,503
Plains All American Pipeline, L.P.(3)	667	31,300
QEP Midstream Partners, LP(13)	222	3,909
Rose Rock Midstream, L.P.	33	1,672
Shell Midstream Partners, L.P.	130	5,837
Shell Midstream Partners, L.P. — Unregistered(9)	128	5,491
Sprague Resources LP	67	1,854
Summit Midstream Partners, LP	106	3,556
SunCoke Energy Partners, L.P.	305	6,562
Sunoco Logistics Partners L.P.	95	3,770

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
MLP(7)(8) (continued)
Tallgrass Energy Partners, LP	73	$3,623
Targa Resources Partners LP	187	8,101
USA Compression Partners, LP	126	2,817
USD Partners LP	149	2,005
Western Gas Partners, LP	151	10,354
Williams Partners L.P.(2)(6)	150	8,365

		326,890

Marine — 25.7%
Capital Product Partners L.P.(4)	1,671	15,226
Capital Product Partners L.P. — Class B Units(4)(9)(14)	3,333	33,033
Dynagas LNG Partners LP(4)	1,256	23,970
GasLog Partners LP(4)	300	7,647
Golar LNG Partners LP(4)	1,619	45,660
Höegh LNG Partners LP(4)	370	8,516
Kirby Corporation(2)(15)	30	2,301
KNOT Offshore Partners LP(4)	1,132	26,720
Navios Maritime Holdings Inc. — 8.625% Series H Preferred Shares	102	2,018
Navios Maritime Midstream Partners L.P.(4)	758	13,158
Seaspan Corporation — 7.95% Series D Preferred Shares	353	9,147
Seaspan Corporation — 8.25% Series E Preferred Shares	80	2,021
Teekay Corporation(2)	100	11,849
Teekay Offshore Partners L.P.(4)	1,933	43,196

		244,462

MLP Affiliate — 16.1%
Enbridge Energy Management, L.L.C.(16)	4,243	153,358

Other Energy Company — 8.3%
Abengoa Yield plc	284	10,909
HollyFrontier Corporation(2)	97	4,019
Macquarie Infrastructure Corporation	104	8,760
Marathon Petroleum Corporation(2)	79	8,204
NRG Yield, Inc. — Class A	42	1,110
NRG Yield, Inc. — Class C	42	1,134
Phillips 66(2)	145	11,488
Seadrill Partners LLC(4)	381	5,245
Sempra Energy(2)	35	3,761
TerraForm Power, Inc.	52	2,095
Tesoro Corporation(2)	184	16,284
Valero Energy Corporation(2)	99	5,865

		78,874

Upstream Income Trust — 0.5%
Enduro Royalty Trust	681	3,124
Pacific Coast Oil Trust	532	2,063

		5,187

Total United States (Cost — $780,357)		1,177,188

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description			No. of Shares/Units	Value
Canada — 9.0%
Upstream Income Trust — 6.1%
ARC Resources Ltd.(11)			709	$12,995
Baytex Energy Corp.			827	14,084
Crescent Point Energy Corp.(11)			1,164	26,369
Pengrowth Energy Corporation			1,850	4,940

				58,388

Midstream Company — 2.9%
AltaGas Ltd.			60	1,913
Enbridge Inc.			173	8,270
Gibson Energy Inc.(11)			58	1,122
Inter Pipeline Ltd.			120	2,975
Pembina Pipeline Corporation			406	13,094

				27,374

Total Canada (Cost — $108,817)				85,762

Total Equity Investments (Cost — $889,174)				1,262,950

	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 15.1%
United States — 14.0%
Upstream — 12.2%
American Eagle Energy Corporation(15)(17)	11.000%	9/1/19	$4,800	1,800
American Energy-Woodford, LLC	9.000	9/15/22	1,500	733
BlackBrush Oil & Gas, L.P.	(18)	7/30/21	13,300	12,535
California Resources Corporation(19)	6.000	11/15/24	7,500	6,938
Canbriam Energy Inc.	9.750	11/15/19	3,880	3,996
Chief Oil & Gas LLC	(20)	8/8/21	5,609	5,440
Comstock Resources, Inc.	10.000	3/15/20	5,000	4,850
Endeavor Energy Resources, LP	7.000	8/15/21	2,100	2,105
Endeavor Energy Resources, LP	8.125	9/15/23	6,250	6,516
Energy & Exploration Partners, Inc.	(21)	1/22/19	995	866
Goodrich Petroleum Corporation	8.875	3/15/19	4,950	2,500
Halcón Resources Corporation	9.750	7/15/20	9,760	7,100
Jones Energy, Inc.	9.250	3/15/23	5,000	5,344
Jupiter Resources Inc.	8.500	10/1/22	10,000	8,450
Magnum Hunter Resources Corporation	9.750	5/15/20	13,900	12,058
Midstates Petroleum Company, Inc.	10.750	10/1/20	5,150	2,472
Midstates Petroleum Company, Inc.	9.250	6/1/21	6,750	3,130
Resolute Energy Corporation	8.500	5/1/20	4,900	2,989
RKI Exploration & Production, LLC	8.500	8/1/21	14,865	14,865
Teine Energy Ltd.	6.875	9/30/22	2,500	2,469
Triangle USA Petroleum Corporation	6.750	7/15/22	800	680
Vantage Energy, LLC	(22)	12/31/18	8,907	7,928

				115,764

Other Energy Company — 1.2%
Arch Coal, Inc.	7.250	6/15/21	13,500	2,430

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Other Energy Company (continued)
Ocean Rig UDW Inc.	7.250%	4/1/19	$2,500	$1,900
Peabody Energy Corporation	6.000	11/15/18	5,000	3,550
Peabody Energy Corporation	10.000	3/15/22	4,000	3,080

				10,960

Midstream — 0.4%
Stonewall Gas Gathering LLC	(23)	1/26/22	3,741	3,787

Marine — 0.2%
Navios Maritime Holdings Inc.	7.375	1/15/22	2,500	2,294

Total United States (Cost — $165,657)				132,805

Canada — 1.1%
Upstream — 1.1%
Athabasca Oil Corporation	7.500	11/19/17	(24)	10,851

Total Canada (Cost — $13,249)				10,851

Total Debt Investments (Cost — $178,906)				143,656

Total Long-Term Investments (Cost — $1,068,080)				1,406,606

	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(15)
United States
Midstream Company
NiSource Inc.	$45.00	6/19/15	200	(56)
NiSource Inc.	46.00	6/19/15	200	(35)
ONEOK, Inc.	50.00	6/19/15	100	(1)
ONEOK, Inc.	52.50	6/19/15	100	(1)
SemGroup Corporation	85.00	6/19/15	750	(21)
SemGroup Corporation	90.00	6/19/15	125	(3)
Targa Resources Corp.	105.00	6/19/15	375	(10)
Targa Resources Corp.	105.00	7/17/15	750	(15)
Targa Resources Corp.	110.00	6/19/15	250	(5)
Targa Resources Corp.	115.00	6/19/15	125	(1)
The Williams Companies, Inc.	55.00	6/19/15	1,700	(9)

				(157)

MLP
ONEOK Partners, L.P.	45.00	6/19/15	500	(10)
Williams Partners L.P.	50.00	6/19/15	497	(298)
Williams Partners L.P.	55.00	6/19/15	500	(93)
Williams Partners L.P.	60.00	6/19/15	500	(3)

				(404)

Marine
Kirby Corporation	85.00	6/19/15	150	(4)
Kirby Corporation	90.00	6/19/15	150	(4)
Teekay Corporation	50.00	6/19/15	770	(23)
Teekay Corporation	52.50	6/19/15	290	(7)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Value
Marine (continued)
Teekay Corporation	$55.00	6/19/15	170	$(4)

				(42)

Other Energy Company
HollyFrontier Corporation	41.50	6/19/15	250	(29)
HollyFrontier Corporation	42.50	6/19/15	600	(48)
Marathon Petroleum Corporation	105.00	6/19/15	550	(110)
Marathon Petroleum Corporation	109.00	6/19/15	225	(19)
Phillips 66	82.50	6/19/15	125	(6)
Phillips 66	82.50	7/17/15	400	(46)
Phillips 66	85.00	6/19/15	125	(2)
Phillips 66	85.00	7/17/15	500	(30)
Sempra Energy	110.00	6/19/15	110	(8)
Sempra Energy	115.00	6/19/15	60	(1)
Tesoro Corporation	100.00	6/19/15	140	(3)
Tesoro Corporation	100.00	7/17/15	250	(18)
Tesoro Corporation	95.00	6/19/15	390	(21)
Tesoro Corporation	95.50	6/19/15	390	(18)
Tesoro Corporation	97.50	6/19/15	140	(4)
Tesoro Corporation	97.50	7/17/15	250	(23)
Tesoro Corporation	97.00	6/19/15	140	(5)
Valero Energy Corporation	60.00	6/19/15	445	(50)
Valero Energy Corporation	62.50	6/19/15	445	(17)
Valero Energy Corporation	65.00	6/19/15	100	(1)

				(459)

Total Call Option Contracts Written (Premium Received — $1,526)				(1,062)

Debt				(341,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(120,000)
Other Assets in Excess of Other Liabilities				7,721

Net Assets Applicable To Common Stockholders				$952,265

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Security or a portion thereof is segregated as collateral on option contracts written.

(3)	The Fund believes that it is an affiliate of MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. See Note 5 — Agreements and Affiliations.

(4)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

(5)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(6)	On May 13, 2015, The Williams Companies, Inc. (“WMB”) announced the acquisition of Williams Partners L.P. (“WPZ”) in a stock-for-unit transaction. Under the terms of the agreement, each WPZ unitholder will receive 1.115 WMB common shares for each WPZ unit that they own. Subsequent to this announcement, WMB received an unsolicited acquisition proposal that was conditioned upon the

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

termination of the agreement between WPZ and WMB. On June 21, 2015, WMB announced that it is exploring a range of strategic alternatives. As a result, closing of WMB’s acquisition of WPZ is not certain.

(7)	Securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 22.7% of its total assets invested in publicly-traded partnerships at May 31, 2015. It is the Fund’s intention to be treated as a RIC for tax purposes.

(8)	Includes limited liability companies.

(9)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(10)	On May 6, 2015, Crestwood Midstream Partners LP (“CMLP”) entered into a definitive merger agreement with Crestwood Equity Partners LP. (“CEQP”) Under the terms of the agreement, CMLP unitholders will receive 2.75 units of CEQP for each CMLP unit that they own. The merger is expected to close in the third quarter of 2015.

(11)	In lieu of cash distributions, the Fund has elected to receive distributions in additional units/stock through the issuer’s dividend reinvestment program.

(12)	On July 13, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. (“MWE”) announced the signing of a definitive merger agreement whereby MWE would become a wholly owned subsidiary of MPLX. Under the terms of the agreement, common unitholders of MWE will receive 1.09 MPLX common units and a cash payment of approximately $3.37 for each MWE common unit they own. The transaction is expected to close in the fourth quarter of 2015.

(13)	On July 22, 2015, Tesoro Logistics LP (“TLLP”) completed its merger with QEP Midstream Partners, LP (“QEPM”). Each QEPM unitholder received 0.3088 TLLP units for each QEPM unit that they owned.

(14)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. When CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. The Class B Units paid a distribution of $0.21575 per unit for the second quarter of fiscal 2015. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(15)	Security is non-income producing.

(16)	Dividends are paid-in-kind.

(17)	On May 8, 2015, American Eagle Corporation (“American Eagle”) filed voluntary petitions in the United States Bankruptcy Court for the District of Colorado seeking relief under Chapter 11 of the bankruptcy code. On April 2, 2015, American Eagle made a partial interest payment to its noteholders, and the Fund received $110 as its share of the partial interest payment. As of February 28, 2015, the Fund had $270 of accrued interest income, and accordingly, the Fund established a $160 reserve during the second quarter against the portion of the accrued interest income that exceeded the partial interest payment. The Fund is no longer accruing interest income related to its investment in American Eagle.

(18)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of May 31, 2015).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2015

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(19)	Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P., the managing member of the Fund’s investment adviser. Mr. Sinnott also serves as a director of California Resources Corporation (“CRC”). The Fund does not believe that it is an affiliate of CRC.

(20)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 650 basis points with a 1.00% LIBOR floor (7.50% as of May 31, 2015).

(21)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 675 basis points with a 1.00% LIBOR floor (7.75% as of May 31, 2015).

(22)	Floating rate second lien secured term loan. Security pays interest at a rate of LIBOR + 750 basis points with a 1.00% LIBOR floor (8.50% as of May 31, 2015).

(23)	Floating rate first lien secured term loan. Security pays interest at a rate of LIBOR + 775 basis points with a 1.00% LIBOR floor (8.75% as of May 31, 2015).

(24)	Principal amount is 14,830 Canadian dollars.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2015

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $1,016,065)	$1,314,958
Affiliated (Cost — $52,015)	91,648

Total investments (Cost — $1,068,080)	1,406,606
Cash and cash denominated in foreign currency (Cost — $1,087)	1,087
Deposits with brokers	247
Receivable for securities sold (Cost — $24,541)	24,541
Interest, dividends and distributions receivable (Cost — $4,477)	4,479
Debt and preferred stock offering costs, prepaid expenses and other assets	2,686

Total Assets	1,439,646

LIABILITIES
Payable for securities purchased (Cost — $19,102)	19,102
Investment management fee payable	1,500
Call option contracts written (Premiums received — $1,526)	1,062
Accrued directors’ fees and expenses	45
Accrued expenses and other liabilities	4,672
Credit facility	31,000
Term loan	50,000
Notes	260,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,800,000 shares issued and outstanding)	120,000

Total Liabilities	487,381

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$952,265

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (36,075,492 shares issued, 36,075,488 shares outstanding and 195,200,000 shares authorized)	$36
Paid-in capital in excess of taxable income	634,189
Accumulated net investment loss less distributions not treated as tax return of capital	(44,524)
Accumulated net realized gains less distributions not treated as tax return of capital	23,584
Net unrealized gains	338,980

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$952,265

NET ASSET VALUE PER COMMON SHARE	$26.40

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2015	For the Six Months Ended May 31, 2015
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$15,213	$31,339
Affiliated investments	1,090	2,102

Total dividends and distributions (after foreign taxes withheld of $98 and $251, respectively)	16,303	33,441
Return of capital	(8,328)	(16,090)
Distributions in excess of cost basis	(62)	(112)

Net dividends and distributions	7,913	17,239
Interest and other income	3,667	6,929

Total Investment Income	11,580	24,168

Expenses
Investment management fees	4,394	8,795
Professional fees	109	218
Administration fees	89	177
Directors’ fees and expenses	40	80
Reports to stockholders	6	56
Custodian fees	22	48
Insurance	13	27
Other expenses	27	88

Total expenses — before interest expense and preferred distributions	4,700	9,489
Interest expense and amortization of offering costs	2,632	5,787
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,685	3,369

Total expenses	9,017	18,645

Net Investment Income	2,563	5,523

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(16,314)	11,742
Investments — affiliated	9,150	9,150
Foreign currency transactions	(14)	(69)
Options	2,038	3,325

Net Realized Gains (Losses)	(5,140)	24,148

Net Change in Unrealized Gains
Investments — non-affiliated	14,236	(85,090)
Investments — affiliated	(11,201)	(9,500)
Foreign currency translations	10	2
Options	1,388	32

Net Change in Unrealized Gains (Losses)	4,433	(94,556)

Net Realized and Unrealized Losses	(707)	(70,408)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$1,856	$(64,885)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30, 2014
OPERATIONS
Net investment income(1)	$5,523		$4,963
Net realized gains	24,148		70,764
Net change in unrealized gains (losses)	(94,556)		4,007

Net Increase (Decrease) in Net Assets Resulting from Operations	(64,885)		79,734

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(34,958	)(2)	(57,387	)(3)
Distributions — net long-term capital gains	—	(2)	(11,875	)(3)
Distributions — return of capital	—	(2)	—	(3)

Dividends and Distributions to Common Stockholders	(34,958)		(69,262)

CAPITAL STOCK TRANSACTIONS
Issuance of 73,061 and 201,917 shares of common stock from reinvestment of dividends and distributions, respectively	1,756		5,326
Common stock purchased under the share repurchase program (137,222 shares)	—		(4,322)

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	1,756		1,004

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(98,087)		11,476

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	1,050,352		1,038,876

End of period	$952,265		$1,050,352

(1)	Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies. The distributions in the amount of $3,236 paid to holders of MRP shares during the six months ended May 31, 2015 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information. Distributions in the amount of $6,471 paid to holders of MRP Shares for the fiscal year ended November 30, 2014 were characterized as dividend income ($5,382) and as long-term capital gains ($1,089). A portion of the distributions characterized as dividend income for the fiscal year ended November 30, 2014 was eligible to be treated as qualified dividend income. This characterization is based on the Fund’s earnings and profits.

(2)	The distributions paid to common stockholders for the six months ended May 31, 2015 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2014 were characterized as either dividends (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2015

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(64,885)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	16,090
Distributions in excess of cost basis	112
Net realized gains (excluding foreign currency transactions)	(24,217)
Net change in unrealized gains (excluding foreign currency translations)	94,558
Accretion of bond discounts, net	(222)
Purchase of long-term investments	(423,726)
Proceeds from sale of long-term investments	468,126
Increase in deposits with brokers	(3)
Increase in receivable for securities sold	(20,363)
Decrease in interest, dividends and distributions receivable	158
Amortization of deferred debt offering costs	330
Amortization of mandatory redeemable preferred stock offering costs	133
Decrease in prepaid expenses and other assets	11
Increase in payable for securities purchased	19,079
Decrease in investment management fee payable	(133)
Increase in premiums received on call option contracts written	334
Increase in accrued directors’ fees and expenses	4
Decrease in accrued expenses and other liabilities	(477)

Net Cash Provided by Operating Activities	64,909

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	31,000
Increase in borrowings under term loan	22,000
Redemption of notes	(85,000)
Cash distributions paid to common stockholders	(33,202)

Net Cash Used in Financing Activities	(65,202)

NET DECREASE IN CASH	(293)
CASH— BEGINNING OF PERIOD	1,380

CASH— END OF PERIOD	$1,087

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $1,756 pursuant to the Fund’s dividend reinvestment plan.

During the six months ended May 31, 2015, interest paid was $5,794, and there were no income taxes paid.

During the six months ended May 31, 2015, the Fund received $9,026 of paid-in-kind and non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2015 (Unaudited)		For the Fiscal Year Ended November 30,
			2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.17		$28.91	$25.43
Net investment income (loss)(2)	0.15		0.14	(0.28)
Net realized and unrealized gains (losses)	(1.95)		2.06	5.68

Total income (loss) from operations	(1.80)		2.20	5.40

Dividends and distributions — auction rate preferred(2)(3)	—		—	—

Common dividends — dividend income(3)	(0.97)		(1.60)	(0.05)
Common distributions — long-term capital gains(3)	—		(0.33)	(1.23)
Common distributions — return of capital(3)	—		—	(0.64)

Total dividends and distributions — common	(0.97)		(1.93)	(1.92)

Effect of common stock repurchased	—		0.01	—
Effect of issuance of common and preferred stock	—		—	0.01
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—
Effect of shares issued in reinvestment of distributions	—		(0.02)	(0.01)

Total capital stock transactions	—		(0.01)	—

Net asset value, end of period	$26.40		$29.17	$28.91

Market value per share of common stock, end of period	$23.62		$30.10	$27.99

Total investment return based on common stock market value(4)	(18.4	)%(5)	15.3%	20.2%
Total investment return based on net asset value(6)	(5.9	)%(5)	8.1%	22.1%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$952,265		$1,050,352	$1,038,876
Ratio of expenses to average net assets
Management fees	1.8%		1.8%	1.8%
Other expenses	0.2		0.1	0.2

Subtotal	2.0		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9		1.7	2.1
Management fee waivers	—		—	—

Total expenses	3.9%		3.6%	4.1%

Ratio of net investment income (loss) to average net assets(2)	1.1%		0.4%	(1.0)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(6.7	)%(5)	7.1%	19.5%
Portfolio turnover rate	30.1	%(5)	37.7%	46.0%
Average net assets	$968,110		$1,129,602	$987,463
Notes outstanding, end of period	260,000		345,000	275,000
Credit facility outstanding, end of period	31,000		0	70,000
Term loan outstanding, end of period	50,000		28,000	—
Auction rate preferred stock, end of period	—		—	—
Mandatory redeemable preferred stock, end of period	120,000		120,000	120,000
Average shares of common stock outstanding	36,057,022		36,004,074	35,708,710
Asset coverage of total debt(8)	414.4%		413.8%	435.9%
Asset coverage of total leverage (debt and preferred stock)(9)	306.6%		313.1%	323.4%
Average amount of borrowings per share of common stock during the period	$9.09		$10.16	$9.04

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2012	2011	2010	2009

Per Share of Common Stock(1)
Net asset value, beginning of period	$25.25	$26.53	$20.04	$13.43
Net investment income (loss)(2)	(0.04)	(0.08)	0.16	0.31
Net realized and unrealized gains (losses)	2.14	0.71	8.24	8.26

Total income (loss) from operations	2.10	0.63	8.40	8.57

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends — dividend income(3)	(0.71)	—	(1.92)	(0.62)
Common distributions — long-term capital gains(3)	—	(1.92)	—	—
Common distributions — return of capital(3)	(1.21)	—	—	(1.34)

Total dividends and distributions — common	(1.92)	(1.92)	(1.92)	(1.96)

Effect of common stock repurchased	—	—	—	—
Effect of issuance of common and preferred stock	—	—	—	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	—	—
Effect of shares issued in reinvestment of distributions	—	0.01	0.01	—

Total capital stock transactions	—	0.01	0.01	—

Net asset value, end of period	$25.43	$25.25	$26.53	$20.04

Market value per share of common stock, end of period	$25.02	$23.82	$28.34	$22.28

Total investment return based on common stock market value(4)	13.0%	(9.7)%	37.9%	139.9%
Total investment return based on net asset value(6)	8.4%	2.3%	43.6%	69.2%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$901,787	$883,967	$915,064	$677,678
Ratio of expenses to average net assets
Management fees	1.8%	1.8%	1.7%	1.7%
Other expenses	0.2	0.2	0.3	0.3

Subtotal	2.0	2.0	2.0	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	2.3	2.3	2.6
Management fee waivers	—	—	—	—

Total expenses	4.4%	4.3%	4.3%	4.6%

Ratio of net investment income (loss) to average net assets(2)	(0.2)%	(0.3)%	0.7%	2.0%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	7.8%	2.3%	37.2%	55.8%
Portfolio turnover rate	57.2%	57.6%	62.0%	88.8%
Average net assets	$934,388	$940,587	$771,297	$512,647
Notes outstanding, end of period	273,000	301,000	250,000	165,000
Credit facility outstanding, end of period	40,000	—	67,000	47,000
Term loan outstanding, end of period	—	—	—	—
Auction rate preferred stock, end of period	—	—	—	—
Mandatory redeemable preferred stock, end of period	120,000	120,000	90,000	—
Average shares of common stock outstanding	35,222,412	34,742,802	34,177,249	33,272,958
Asset coverage of total debt(8)	426.4%	433.5%	417.1%	419.7%
Asset coverage of total leverage (debt and preferred stock)(9)	308.3%	310.0%	324.8%	419.7%
Average amount of borrowings per share of common stock during the period	$8.70	$8.92	$7.71	$5.18

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2008		2007	2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.01		$25.44	$24.13
Net investment income (loss)(2)	0.88		1.09	1.17
Net realized and unrealized gains (losses)	(14.09)		4.82	2.34

Total income (loss) from operations	(13.21)		5.91	3.51

Dividends and distributions — auction rate preferred(2)(3)	(0.34)		(0.50)	(0.44)

Common dividends — dividend income(3)	(0.38)		(1.36)	(1.67)
Common distributions — long-term capital gains(3)	—		(0.48)	—
Common distributions — return of capital(3)	(1.68)		—	(0.03)

Total dividends and distributions — common	(2.06)		(1.84)	(1.70)

Effect of common stock repurchased	—		—	0.05
Effect of issuance of common and preferred stock	—		—	(0.11)
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	0.03		—	—
Effect of shares issued in reinvestment of distributions	—		—	—

Total capital stock transactions	0.03		—	(0.06)

Net asset value, end of period	$13.43		$29.01	$25.44

Market value per share of common stock, end of period	$10.53		$25.79	$25.00

Total investment return based on common stock market value(4)	(55.2)%		10.2%	27.2%
Total investment return based on net asset value(6)	(49.2)%		21.8%	13.2%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$437,946		$934,434	$806,063
Ratio of expenses to average net assets
Management fees	1.6%		1.7%	1.7%
Other expenses	0.3		0.3	0.3

Subtotal	1.9		2.0	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.7		0.2	0.1
Management fee waivers	—		(0.1)	(0.3)

Total expenses	2.6%		2.1%	1.8%

Ratio of net investment income (loss) to average net assets(2)	3.1%		3.8%	4.6%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(47.7)%		19.1%	12.3%
Portfolio turnover rate	65.0%		52.1%	63.8%
Average net assets	$915,456		$906,692	$802,434
Notes outstanding, end of period	225,000		—	—
Credit facility outstanding, end of period	—		41,000	—
Term loan outstanding, end of period	—		—	—
Auction rate preferred stock, end of period	—		300,000	300,000
Mandatory redeemable preferred stock, end of period	—		—	—
Average shares of common stock outstanding	32,258,146		32,036,996	31,809,344
Asset coverage of total debt(8)	294.6	%(10)	—	—
Asset coverage of total leverage (debt and preferred stock)(9)	294.6	%(10)	374.0%	368.7%
Average amount of borrowings per share of common stock during the period	$3.53		$0.53	$0.08

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The actual characterization of the distributions made during the six months ended May 31, 2015 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either dividend income (a portion was eligible to be treated as qualified dividend income) or distributions (capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Not audited. Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Unless otherwise noted, ratios are annualized.

(8)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(9)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Notes, the Fund was in compliance with the 1940 Act and with its covenants under the Notes agreements.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.    Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the Energy Sector. The majority of the Fund’s investments include investments in equity securities of Master Limited Partnerships, MLP Affiliates, Marine Transportation Companies, Midstream Companies, Other Energy Companies and upstream Income Trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.    Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Prior to March 9, 2015, the Fund reported its net asset value on its website on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. Any securities for which (a) reliable market quotations are not available in the judgment of KA Fund Advisors, LLC (“KAFA”), or (b) the pricing service does not provide a valuation or

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

provides a valuation that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of May 31, 2015, the Fund held 4.8% of its net assets applicable to common stockholders (3.1% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2015 was $45,455. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2015, the Fund did not have any repurchase agreements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

G. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the six months ended May 31, 2015, the Fund did not engage in any short sales.

H. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

I. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. Since the Fund’s inception, it has also utilized the specific identification cost basis method for tax purposes. On July 13, 2015, the Fund filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The tax accounting method change does not change the accounting method utilized for GAAP purposes. See Note 6 — Taxes.

J. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, an equivalent reduction in the cost basis of the associated investments and an increase to net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the six months ended May 31, 2015, the Fund had $16,090 of return of capital and $112 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments.

	For the Three Months Ended May 31, 2015	For the Six Months Ended May 31, 2015
Dividends from investments	$11,005	$22,255
Distributions from investments	5,396	11,437

Total dividends and distributions from investments (before foreign taxes withheld of $98 and $251, respectively)	$16,401	$33,692

Dividends — % return of capital	28%	26%
Distributions — % return of capital	98%	90%
Total dividends and distributions — % return of capital	51%	48%
Return of capital — attributable to net realized gains (losses)	$6,171	$11,910
Return of capital — attributable to net change in unrealized gains (losses)	2,157	4,180

Total return of capital	$8,328	$16,090

K. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the first quarter of fiscal 2015, the Fund recorded $270 of accrued interest income related to its investment in American Eagle Corporation (“American Eagle”). During the second quarter of fiscal 2015, the Fund received a partial interest payment of $110 and established a $160 reserve against the portion of the accrued interest income that exceeded this partial payment. Since the end of the first fiscal quarter of 2015, the Fund has not accrued interest income on its investment in American Eagle. For the six months ended May 31, 2015, the Fund did not have any other reserve against interest income, as all interest income accrued is expected to be received.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. In connection with the purchase of units directly from Arc Logistics Partners LP (“ARCX”) in a private investment in public equity (“PIPE investment”) transaction, the Fund was entitled to the distribution paid to unitholders of record on May 11, 2015, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the ARCX units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. Non-cash dividends and distributions are reflected in investment income because the Fund has the option to receive its dividend in cash or in additional shares and units of the security.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

During the three and six months ended May 31, 2015, the Fund received the following paid-in-kind and non-cash dividends and distributions.

	For the Three Months Ended May 31, 2015	For the Six Months Ended May 31, 2015
Paid-in-kind dividends
Arc Logistics Partners LP — Unregistered	$161	$161
Enbridge Energy Management, L.L.C.	2,529	5,354

	2,690	5,515
Non-cash dividends and distributions
ARC Resources Ltd.	114	214
Baytex Energy Corp.	—	34
Crescent Point Energy Corp.	639	1,268
Energy Transfer Partners, L.P.	1,068	1,519
Enterprise Products Partners L.P.	240	452
Gibson Energy Inc.	12	24

	2,073	3,511

Total paid-in-kind and non-cash dividends and distributions	$4,763	$9,026

L. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock for the six months ended May 31, 2015 as either dividend income (eligible to be treated as qualified dividend income) or distributions (long term capital gains or return of capital) will be determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

M. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

N. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. For non-cash dividends received from ARC Resources Ltd., Crescent Point Energy Corp. and Gibson Energy Inc. during the six months ended May 31, 2015, there was no foreign withholding tax. Interest income, on Canadian corporate debt obligations, paid or payable to a non-resident entity that deals at arm’s length with the Canadian resident should generally be exempt from withholding tax on interest, with a few exceptions (e.g., a profit participating debt interest).

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

Since the Fund’s inception, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. On July 13, 2015, the Fund filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. See Note 6 — Taxes.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the six months ended May 31, 2015, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to fiscal year 2010 remain open and subject to examination by the federal and state tax authorities.

O. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

P. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Q. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or senior notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

3.    Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Fund to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Fund (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2015, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,262,950	$1,217,495	$—	$45,455
Debt investments	143,656	—	143,656	—

Total assets at fair value	$1,406,606	$1,217,495	$143,656	$45,455

Liabilities at Fair Value
Call option contracts written	$1,062	$—	$1,062	$—

For the six months ended May 31, 2015, there were no transfers between Level 1 and Level 2.

As of May 31, 2015, the Fund had Notes outstanding with aggregate principal amount of $260,000 and 4,800,000 shares of MRP Shares outstanding with a total liquidation value of $120,000. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2015, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount / Liquidation Value	Fair Value
Notes	$260,000	$269,000
MRP Shares	$120,000	$126,800

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2015.

Three Months Ended May 31, 2015	Equity Investments
Balance — February 28, 2015	$34,033
Purchases	11,667
Issuances	161
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	(406)

Balance — May 31, 2015	$45,455

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Six Months Ended May 31, 2015	Equity Investments
Balance — November 30, 2014	$29,467
Purchases	11,667
Issuances	161
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains, net	4,160

Balance — May 31, 2015	$45,455

The $406 of unrealized losses, net and $4,160 of unrealized gains for the three and six months ended May 31, 2015, respectively, relate to investments that are still held at May 31, 2015, and the Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains.

The purchases of $11,667 for the three and six months ended May 31, 2015 relate to the Fund’s PIPE investments in Arc Logistics Partners LP ($6,667) and Shell Midstream Partners, L.P. ($5,000) that were both made in May 2015. The issuances of $161 for the three and six months ended May 31, 2015 relate to additional units received from Arc Logistics Partners LP.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame. As of May 31, 2015, the Fund had PIPE investments in Arc Logistics Partners LP and Shell Midstream Partners, L.P.

The Fund owns Class B Units of Capital Product Partners L.P. (“CPLP”) that were issued in a private placement. The Class B Units are convertible on a one-for-one basis into common units and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model. This model takes into account the attributes of the Class B Units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Fund applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per Class B Unit is less than the public market price for CPLP’s common units at such time, the public market price for CPLP’s common unit will be used for the Class B Units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2015:

Quantitative	Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$12,422	- Discount to publicly-traded	- Current discount	4.6%	5.4%	5.0%
public companies (PIPE) — valued based on a discount to market value		securities
Equity securities of	33,033	- Convertible pricing model	- Credit spread	7.5%	8.0%	7.8%
public companies —			- Volatility	30.0%	35.0%	32.5%
valued based on pricing model			- Discount for marketability	5.0%	5.0%	5.0%

Total	$45,455

4.    Concentration of Risk

The Fund’s investments are concentrated in the Energy Sector. The focus of the Fund’s portfolio within the Energy Sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the Energy Sector would have a larger impact on the Fund than on an investment company that does not focus on the Energy Sector. The performance of securities in the Energy Sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At May 31, 2015, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	98.9%
Equity securities	89.8%
Debt securities	10.2%
Securities of MLPs(1)	34.1%
Largest single issuer	11.3%
Restricted securities	10.4%

(1)	Refer to the “Glossary of Key Terms” (page 42) for the definitions of Energy Companies and MLPs.

5.    Agreements and Affiliations

A.  Administration Agreement — The Fund has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Fund. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B.  Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives an investment management fee from the Fund. On September 17, 2014, the Fund renewed its

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

agreement with KAFA for a period of one year. The agreement will expire on October 2, 2015 and may be renewed annually thereafter upon the approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For the six months ended May 31, 2015, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

As of May 31, 2015, the Fund believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Fund.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“Plains All American GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Fund, own shares of Plains GP as well as interests in Plains AAP, L.P. (“PAA GP”) (which are exchangeable into shares of Plains GP). The Fund believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and Plains All American GP.

6. Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of May 31, 2015, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments.

For the fiscal year ended November 30, 2014, the tax character of the total $69,262 distributions paid to common stockholders was $57,387 of dividend income and $11,875 of long-term capital gains. The tax character of the total $6,471 distributions paid to holders of MRP shares was $5,382 of dividend income and $1,089 of long-term capital gains.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

On July 13, 2015, the Fund filed a request with the Internal Revenue Service (the “IRS”) to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. The two tax accounting methods that are generally used by owners of MLP securities are the average cost method and specific identification method. Since the Fund’s inception, based on the advice of its tax advisor, it has utilized the specific identification tax accounting method to compute the adjusted tax cost basis of its MLP securities and for selection of lots to be sold. Although there is varied industry practice and no direct, clear guidance regarding the correct tax accounting method, the Fund has recently come to the conclusion that the average cost method is a more certain tax position.

The Fund believes that the IRS will grant the tax accounting method change and the effective date for the change will be December 1, 2014. Had the Fund utilized the average cost method since its inception, the Fund would have reported approximately $700 less taxable income than was recognized under the specific identification method. The IRS is expected to allow the Fund to reduce its fiscal 2015 taxable income by this amount. The tax accounting method change does not change the Fund’s net asset value. See Note 2 — Significant Accounting Policies and Note 14 — Subsequent Events.

At May 31, 2015, the cost basis of investments for federal income tax purposes was $1,066,912 and the premiums received on outstanding option contracts written were $1,526. At May 31, 2015, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$441,094
Gross unrealized depreciation of investments (including options)	(100,936)

Net unrealized appreciation of investments before foreign currency related translations	340,158
Unrealized depreciation on foreign currency related translations	(9)

Net unrealized appreciation of investments	$340,149

7. Restricted	Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At May 31, 2015, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Senior Notes and Secured Term Loans
American Eagle Energy Corporation	8/13/14	(2)	$4,800	$4,759	$1,800	n/a	0.2%	0.1%
American Energy-Woodford, LLC	9/11/14	(3)	1,500	1,442	733	n/a	0.1	0.1
Athabasca Oil Corporation	(4)	(2)	(5)	13,249	10,851	n/a	1.1	0.8
BlackBrush Oil & Gas, L.P.	(4)	(3)	13,300	13,174	12,535	n/a	1.3	0.9
Canbriam Energy Inc.	(4)	(3)	3,880	3,805	3,996	n/a	0.4	0.3
Chief Oil & Gas LLC	(4)	(3)	5,609	5,498	5,440	n/a	0.6	0.4
Comstock Resources, Inc.	(4)	(2)	5,000	5,004	4,850	n/a	0.5	0.3
Endeavor Energy Resources, LP	(4)	(3)	6,250	6,320	6,516	n/a	0.7	0.4
Endeavor Energy Resources, LP	(4)	(3)	2,100	1,862	2,105	n/a	0.2	0.1
Energy & Exploration Partners, Inc.	12/22/14	(3)	995	730	866	n/a	0.1	0.1
Jones Energy, Inc.	4/29/15	(2)	5,000	5,366	5,344	n/a	0.6	0.4
Jupiter Resources Inc.	9/11/14	(3)	10,000	9,605	8,450	n/a	0.9	0.6
Navios Maritime Holdings Inc.	(4)	(2)	2,500	2,585	2,294	n/a	0.2	0.1
Ocean Rig UDW Inc.	7/17/14	(2)	2,500	2,463	1,900	n/a	0.2	0.1
Peabody Energy Corporation	3/5/15	(2)	4,000	3,903	3,080	n/a	0.3	0.2
RKI Exploration & Production, LLC	(4)	(3)	14,865	14,678	14,865	n/a	1.6	1.0
Stonewall Gas Gathering LLC	1/26/15	(3)	3,741	3,562	3,787	n/a	0.4	0.3
Teine Energy Ltd.	9/9/14	(3)	2,500	2,482	2,469	n/a	0.2	0.2
Triangle USA Petroleum Corporation	7/15/14	(2)	800	800	680	n/a	0.1	0.0
Vantage Energy, LLC	(4)	(3)	8,907	8,856	7,928	n/a	0.8	0.6

Total				$110,143	$100,489		10.5%	7.0%

Level 3 Investments(6)
Arc Logistics Partners L.P.
Common Units	5/14/15	(2)	402	$6,667	$6,931	$17.25	0.7%	0.4%
Capital Product Partners L.P.
Class B Units	5/21/12	(2)	3,333	24,139	33,033	9.91	3.5	2.3
Shell Midstream Partners L.P.
Common Units	5/18/15	(2)	128	5,000	5,491	42.83	0.6	0.4

Total				$35,806	$45,455		4.8%	3.1%

Total of all restricted securities				$145,949	$145,944		15.3%	10.1%

(1)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(2)	Unregistered or restricted security of a publicly-traded company.

(3)	Unregistered security of a private company.

(4)	Security was acquired at various dates during the three months ended May 31, 2015 and/or in prior fiscal years.

(5)	Principal amount is 14,830 Canadian dollars.

(6)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

8.    Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2015 were as follows:

Three Months Ended May 31, 2015	Number of Contracts	Premium
Call Options Written
Options outstanding — February 28, 2015	22,403	$2,194
Options written	24,125	2,678
Options subsequently repurchased(1)	(12,355)	(1,202)
Options exercised	(8,903)	(1,072)
Options expired	(11,433)	(1,072)

Options outstanding — May 31, 2015(2)	13,837	$1,526

(1)	The price at which the Fund subsequently repurchased the options was $237, which resulted in net realized gains of $966.

(2)	The percentage of total investments subject to call options written was 6.7% at May 31, 2015.

Six Months Ended May 31, 2015	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2014	12,400	$1,192
Options written	49,828	5,354
Options subsequently repurchased(1)	(14,855)	(1,509)
Options exercised	(11,103)	(1,371)
Options expired	(22,433)	(2,140)

Options outstanding at May 31, 2015	13,837	$1,526

(1)	The price at which the Fund subsequently repurchased the options was $320, which resulted in net realized gains of $1,189.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of May 31, 2015, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2015
Call options written	Call option contracts written	$(1,062)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended May 31, 2015
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$2,038	$1,388

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Six Months Ended May 31, 2015
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$3,325	$32

9.    Investment Transactions

For the six months ended May 31, 2015, the Fund purchased and sold securities in the amounts of $423,726 and $468,126 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At May 31, 2015, the Fund had a $100,000 unsecured revolving credit facility (“Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate on outstanding loan balances may vary between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.30% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the six months ended May 31, 2015, the average amount outstanding under the Credit Facility was $4,131 with a weighted average interest rate of 1.86%. As of May 31, 2015, the Fund had $31,000 outstanding under the Credit Facility at an interest rate of 1.79%.

At May 31, 2015, the Fund had a $50,000 unsecured revolving term loan (“Term Loan”). The initial term of the Term Loan extends through June 13, 2017, at which time the Fund has the option to convert any borrowings outstanding at the time into a one-year term loan. The interest rate may vary between LIBOR plus 1.30% and LIBOR plus 1.75%, depending on the Fund’s asset coverage ratios. The Fund pays a commitment fee equal to a rate of 0.25% per annum on any unused amounts of the Term Loan. Borrowings under the Term Loan accrue interest daily at a rate equal to LIBOR plus 1.30% based on the Fund’s current asset coverage ratios. The Term Loan is repayable at par at any time.

For the six months ended May 31, 2015, the average amount outstanding under the Term Loan was $23,951 with a weighted average interest rate of 1.51%. As of May 31, 2015, the Fund had $50,000 outstanding under the Term Loan at an interest rate of 1.48%.

As of May 31, 2015, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.    Notes

At May 31, 2015, the Fund had $260,000 aggregate principal amount of Notes outstanding. On February 3, 2015, the Fund redeemed $27,000 of the Series E Notes scheduled to mature on March 5, 2015. On the scheduled maturity date of March 5, 2015, the Fund redeemed the $58,000 Series D Notes. The table below sets forth the key terms of each series of Notes at May 31, 2015.

Series	Principal Outstanding, November 30, 2014	Principal Redeemed	Principal Outstanding, May 31, 2015	Estimated Fair Value May 31, 2015	Fixed/Floating Interest Rate	Maturity Date
D	$58,000	$(58,000)	$—	$—	4.150%	3/5/15
E	27,000	(27,000)	—	—	3-month LIBOR + 155bps	3/5/15
F	30,000	—	30,000	30,100	3-month LIBOR + 145bps	5/10/16
G	20,000	—	20,000	20,600	3.710%	5/10/16
H	10,000	—	10,000	10,800	4.380%	5/10/18
I	6,000	—	6,000	6,100	2.590%	8/8/18
J	29,000	—	29,000	29,700	3.070%	8/8/20
K	50,000	—	50,000	52,400	3.720%	8/8/23
L	45,000	—	45,000	47,100	3.820%	8/8/25
M	70,000	—	70,000	72,200	3.360%	10/7/21

	$345,000	$(85,000)	$260,000	$269,000

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate. For the six months ended May 31, 2015, the weighted average interest rate on the outstanding Notes was 3.38%.

As of May 31, 2015, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2015, the Fund was in compliance with all covenants under the agreements of the Notes.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

12.    Preferred Stock

At May 31, 2015, the Fund had 4,800,000 shares of MRP Shares outstanding with a total liquidation value of $120,000 ($25.00 per share). The table below sets forth the key terms of each series of MRP Shares at May 31, 2015.

Series	Shares Outstanding, May 31, 2015	Liquidation Value, May 31, 2015	Estimated Fair Value, May 31, 2015	Rate	Mandatory Redemption Date
A	3,600,000	$90,000	$94,800	5.48%	3/05/17
B	1,200,000	30,000	32,000	5.13%	5/10/18

	4,800,000	$120,000	$126,800

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of May 31, 2015, each series of the Fund’s MRP Shares was rated “AA” by FitchRatings. The dividend rate on the Fund’s MRP Shares will increase between 0.5% and 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At May 31, 2015, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

At May 31, 2015, the Fund had 195,200,000 shares of common stock authorized and 36,075,488 shares outstanding. On June 23, 2014, the Fund announced that its Board of Directors approved a program to purchase up to $20,000 of the Fund’s common stock. The repurchase program was to continue until the earlier of (i) the repurchase of $20,000 of common stock or (ii) December 31, 2014. Under the program, the Fund authorized its agents to make purchases in the open market when shares were trading at a discount of at least 8% to the Fund’s net asset value (“NAV”) per share and the Fund had sufficient borrowing capacity relative to its target leverage ratios. On December 31, 2014, the Fund’s common stock repurchase program ended. During the program, the Fund repurchased 137,222 shares ($4,322) of its common stock at an average price of $31.49, which represented

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

an average discount to its NAV per share of approximately 8.6%. During the six months ended May 31, 2015, the Fund did not repurchase any shares of its common stock. Transactions in common shares for the six months ended May 31, 2015 were as follows:

Shares outstanding at November 30, 2014	36,002,427
Shares issued through reinvestment of distributions	73,061

Shares outstanding at May 31, 2015	36,075,488

14.    Subsequent Events

On June 17, 2015, the Fund declared its quarterly distribution of $0.485 per common share for the second quarter of fiscal 2015 for a total quarterly distribution payment of $17,497. The distribution was paid on July 10, 2015. Of this total, pursuant to the Fund’s dividend reinvestment plan, $1,683 was reinvested into the Fund through open market purchases of 82,362 shares common stock.

On July 13, 2015, the Fund filed a request with the Internal Revenue Service to change the tax accounting method used to compute the adjusted tax cost basis of its MLP securities to the average cost method. See Note 2 — Significant Accounting Policies and Note 6 — Taxes.

On July 23, 2015, Kayne Anderson Capital Advisors, L.P. (the managing member of KAFA) and Ares Management, L.P. entered into a definitive merger agreement (the “Merger”) to create Ares Kayne Management, L.P. The Merger is expected to close on or around January 1, 2016, subject to customary regulatory approvals and other closing conditions. Under the terms of the Fund’s investment management agreement, the Merger would cause a technical change of control at KAFA (the Fund’s investment adviser), resulting in a termination of the current investment management agreement. For that reason a new investment management agreement will need to be approved by stockholders before the closing of the Merger. In the coming weeks, stockholders will receive proxy materials related to a special stockholder meeting that will be called for the purpose of considering and voting on a new investment management agreement. Those proxy materials will contain more information about the Merger and the proposed new investment management agreement. Under the terms of the Fund’s Credit Facility and Term Loan, the Merger would be considered a change of control and requires the consent of such lenders. The Fund is in the process of obtaining such consents.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the Energy Sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. To be considered an Energy Company, such company must derive at least 50% of its revenues from operating Energy Assets or providing services for the operation of such Energy Assets.

“Energy Marine Transportation Companies” means Marine Transportation Companies that are Energy Companies.

“Energy Sector” consists of (a) MLPs, (b) Energy Marine Transportation Companies, (c) Income Trusts and (d) Other Energy Companies.

“Income Trusts” means U.S. royalty trusts and Canadian dividend-paying corporations that formerly operated as royalty trusts or income trusts. These companies own and operate Energy Assets, with the majority of such companies’ assets focused on the upstream portion of the energy industry.

“Marine Transportation Companies” means companies that provide transportation and distribution services through the operation of several types of marine vessels, including (i) crude oil tankers; (ii) refined products tankers; (iii) LNG tankers; (iv) drybulk vessels; (v) other tank vessels, including tank barges and other tankers; and (vi) tugboats. Marine Transportation Companies include (i) Energy Marine Transportation Companies and (ii) companies that operate marine vessels, such as drybulk vessels and containerships, which serve other industries.

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies, that own and operate Midstream Assets that are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“MLPs” means Energy Companies that are structured as Master Limited Partnerships and their affiliates and includes MLP Affiliates.

“Other Energy Companies” means Energy Companies, excluding MLPs, Energy Marine Transportation Companies and Income Trusts.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC. (“KYE”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and account balances

■   Payment history and transaction history

■   Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYE chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYE share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KYE

What we do
How does KYE protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYE has adopted internal policies to protect your non-public personal information.

How does KYE collect my personal information?

We collect your personal information, for example, when you

■   Open an account or provide account information

■   Buy securities from us or make a wire transfer

■   Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes — information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KYE does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KYE does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KYE doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (866) 669-9899. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent,

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: June 15, 2005

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Fund’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

INFORMATION REGARDING CHANGES TO INVESTMENT POLICY

(UNAUDITED)

On March 11, 2015, the Fund’s Board of Directors approved a change to its non-fundamental investment policy related to debt securities. The prior policy allowed 5% of the Fund’s total assets to be invested in unrated debt securities or debt securities that are rated less than “B-” (Standard & Poor’s or FitchRatings) / “B3” (Moody’s) of public or private companies. The revised policy allows 10% of the Fund’s total assets to be invested in the aforementioned securities.

The revised policy related to debt securities will be effective July 1, 2015 as follows:

The Fund may not invest more than 30% of its total assets in debt securities of Energy Companies. Up to but not more than 10% of its total assets may be invested in (i) unrated debt securities or (ii) debt securities that are rated less than “B-” (Standard & Poor’s or Fitch Ratings) / “B3” (Moody’s Investor Services, Inc.) of public or private companies. The balance of such debt investments may be invested in securities which are rated, at the time of investment, at least “B-” (or an equivalent rating) by a nationally recognized ratings agency at the time of investment. For the purposes of determining if an investment satisfies this test, the Fund will look to the highest credit rating on such debt investment.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On June 17, 2015, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 1, 2015 (the “Record Date”), the Fund had 36,075,488 outstanding shares of common stock and 4,800,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 37,158,176 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Steven C. Good and Kevin S. McCarthy as Class II directors, each to serve for a term of three years until the Fund’s 2018 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of Mr. Good required the affirmative vote of the holders of a majority of the Fund’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 4,800,000 shares were cast in favor and no shares withheld authority in the election of Mr. Good.

The election of Mr. McCarthy required the affirmative vote of the holders of a majority of shares of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 36,193,017 shares were cast in favor, 638,464 shares were cast against, and 326,695 shares withheld authority in the election of Mr. McCarthy.

As a result of the vote on this matter, Mr. Good and Mr. McCarthy were each elected to serve as director of the Fund for a three-year term.

Anne K. Costin and William H. Shea, Jr. continued as directors with terms expiring on the date of the Fund’s 2016 annual meeting of stockholders. Gerald I. Isenberg continued as a director with a term expiring on the date of the Fund’s 2017 annual meeting of stockholders.

(ii)	The ratification of the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2015.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of common stock and each share of mandatory redeemable preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 36,704,542 shares were cast in favor, 173,359 shares were cast against, 280,275 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KYE Semi-Annual Report for the six months ended May 31, 2015 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased		(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
April 10, 2015 to April 16, 2015	68,421	*	$25.07	—	Not applicable.

*	Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted June 15, 2005, and last amended March 12, 2009.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

Date: July 29, 2015	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 29, 2015	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: July 29, 2015	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.